UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Global Blood Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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The following slides were used at an all employee meeting and posted to an employee website on August 17, 2022.
 1  Confidential  Breakthroughs that change patients’ lives  Breakthroughs that Change Patients’ Lives

 Confidential Internal Use  Pfizer Rare Disease Leadership Here Today  Chris Boshoff Rare Disease and Oncology Chief Development Officer  Kevin Sullivan Incoming Global Specialty Care & US President Integration Sponsor  Seng H. Cheng Rare Disease Chief Scientific Officer

 3  Confidential  Internal Medicine

 Confidential Internal Use  Breakthroughs that change patients’ lives  OUR  PURPOSE  OUR VALUES  AND BEHAVIORS  OUR  BOLD MOVES  Excellence  Equity  Joy  Courage  1 Unleash the power of our people  Deliver First-in- Class Science  2  Transform our go-to-market model  3  4 Win the Digital Race  Lead the conversation  5  25  Breakthroughs in patients’ hands by 2025  OUR  AMBITION  Biopharmaceuticals Group  Pfizer Purpose Blueprint

 5  Our Reputation  TIME 100 Most Influential  Companies List  #47  on Newsweek’s 2022 America’s Most Responsible Companies List  #16  ranking on Bloomberg Brand Accelerator Ingenuity Top 100 List  #34  ranking on Forbes America’s Best Employers For Diversity 2022  #4  ranking on Fortune’s annual World’s Most Admired Companies list  Highest ranking  we have ever achieved  Historic #1  ranking among big pharma companies in the PatientView Global Survey  Named one of the World’s Most Ethical Companies by Ethisphere

 6  Confidential  Internal Medicine  Hospital  Inflammation and Immunology  Internal Medicine  Oncology  Rare Disease  Vaccines  Pfizer Biopharma Areas of Focus  Each focus area includes:  Research Organization  Development Organization  Business Organization

 7  Confidential  Pfizer Rare Disease: For 30+ years, we have provided critical treatment options for  patients with a range of rare diseases  >1,000 Colleagues Across ~100 Countries  We aspire to be the world’s leading innovator in rare disease by pioneering breakthrough science that has a profound impact on the lives of underserved patient populations.  A Leading In-Line Portfolio  Robust Clinical Development Program  Poised to Deliver New Breakthroughs for Patients  10 Innovative medicines  8 Products in  Clinical Development  4 New molecular entities in Phase 3  4 Potential launches by 2025

We are poised to deliver a new generation of breakthrough medicines in areas of high unmet need

Our deep pipeline has more than 8 investigational medicines in clinical development across a diverse range of therapeutic modalities, with more than five new molecular entities and three gene therapy programs in Phase 3.

Rare Hematology

In-Line

ReFacto AF, Xyntha, BeneFix

Phase 3

- Hemophilia A (Gene Therapy)
- Hemophilia B (Gene Therapy)
- Pan Hemophilia

Phase 1

- Sickle Cell Disease (E-Selectin)
- Idiopathic Thrombocytopenic Purpura

Pre-Clinical

- Sickle Cell Disease (Sm Mol.)

Rare Endocrine/ Metabolic

In-Line

Genotropin, elelyso, Somavert, ngenla (somatrogon) injection

Phase 2

- Achondroplasia

Pre-Clinical

- Wilson Disease[1] (Gene Therapy)

Rare Cardiorenal

In-Line

Vyndamax (tafamidis), Vyndaqel (tafamidis), Rapamune

Phase 2

- Focal Segmental Glomerulosclerosis

Pre-Clinical

- Rare Cardiac Disorders (Gene Therapy)

Rare Neurology

In-Line

Vyndaqel (tafamidis)

Phase 3

- Duchenne Muscular Dystrophy (Gene Therapy)
- Autoimmune Disease

Phase 1

- Chronic inflammatory demyelinating polyneuropathy

Pre-Clinical

- Amyotrophic Lateral Sclerosis[2]

Gene Therapy

[1] Collaboration with Vivet Therapeutics

[2] Collaboration with Sangamo Therapeutics

Pfizer

Pfizer Confidential. Internal Use Only.

Confidential 8

Internal Medicine ConCfoidnefindteianl tial 9 9  We aspire to be the world’s leading innovator in rare disease by pioneering breakthrough science that has a profound impact on the lives of underserved patient populations.  Pfizer Rare Disease:  Breakthroughs that change patients’ lives

 Confidential 10  Internal Medicine  Minimize disruption to patients  Ensure continuity of ongoing activities  Respect for the GBT Team  1  2  3   Oindrila Pathani   Integration Lead  Matt Hefner Susan Dunne  Business Development Integration Management Leads  Kevin Matchett  Portfolio & Program Management (PPM) Lead  Worldwide Research & Development (WRDM) Lead  Michael Binks   Greg DiRusso   Global Product Development (GPD) Lead  Planning for the Integration Journey*  *Until the transaction closes, Pfizer and GBT remain separate entities and continue to operate as independent businesses.

 Confidential 11  Breakthroughs that change patients’ lives  Thank You!

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward‑looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to Pfizer Inc. (“Pfizer”), Global Blood Therapeutics, Inc. (“GBT”) and the acquisition of GBT by Pfizer that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could”. Forward-looking statements include, without limitation, statements regarding the transactions and related matters; prospective performance and opportunities; post-closing operations and the outlook for the companies’ businesses; filings and approvals relating to the transactions; the expected timing of the transactions; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, uncertainties as to the timing of the transactions; the risk that the transactions may not be completed in a timely manner or at all; risks and uncertainties related to receiving the approval of GBT’s stockholders; the possibility that competing offers or acquisition proposals for GBT will be made; the possibility that any or all of the various conditions to the consummation of the transactions may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the risks that drug-related adverse events may be observed during commercialization or clinical development; the risk that data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval; risks related to clinical trials and other studies (including the anticipated timing of clinical data, the funding therefor, anticipated patient enrollment, trial outcomes, timing or associated costs); the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transactions, including in circumstances which would require GBT to pay a termination fee; the effect of the announcement or pendency of the transactions on GBT’s ability to retain and hire key personnel, its ability to maintain relationships with its third-party payors, customers, distributors, suppliers and others with whom it does business or its operating results and business generally; risks related to diverting management’s attention from GBT’s ongoing business operations; the risk that stockholder litigation in connection with the transactions may result in significant costs of defense, indemnification and liability; difficulties or unanticipated expenses in connection with integrating the companies; and other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GBT’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on February 23, 2022, and in our most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties and other important factors in our subsequent Current Reports on Form 8-K and other filings with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect GBT’s results. As a result of these factors, we cannot assure you that the forward‑looking statements in this communication will prove to be accurate. Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward‑looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward‑looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward‑looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward‑looking statements by these cautionary statements.

Participants in the Solicitation
GBT and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of GBT in favor of the proposed transactions. Information about GBT’s directors and executive officers is set forth in GBT’s proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2022. To the extent holdings of GBT’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of GBT’s participants in the solicitation, which may, in some cases, be different than those of GBT’s stockholders generally, will be set forth in GBT’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of GBT by Pfizer. In connection with the proposed transaction, GBT intends to file relevant materials with the SEC, including GBT’s proxy statement in preliminary and definitive form. The definitive proxy will be mailed to GBT’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by GBT with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF GBT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING GBT’S PROXY STATEMENT (IF AND WHEN AVAILABLE) OR ANY DOCUMENTS INCORPORATED BY REFERENCE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at GBT’s stockholder meeting to approve the proposed transaction or other responses to the proposed transaction should be made only on the basis of the information contained in GBT’s proxy statement. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge on the SEC’s website at www.sec.gov or by directing a request to GBT at investor@gbt.com.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

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